UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2008

PARAMOUNT GOLD AND SILVER CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-51600	20-3690109
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

346 Waverley Street

Ottawa, Ontario Canada

K2P 0W5

(Address of Principal Executive Offices)

(613) 226-9881

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Certain statements included in this Form 8-K regarding Paramount Gold and Silver Corp. ( the “Company”) that are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated operations of the Company.  These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management, and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of our current or proposed business activities. Accordingly, actual results may differ.

Item 3.01

Notice of Failure to Satisfy a Continued Listing Rule or Standard

On April 17, 2008 the Company received notice from the American Stock Exchange (“AMEX”) Listing Qualifications Department, that the Company does not meet certain of the Exchange’s continued listing standards. Specifically, on March 13, 2008 the SEC issued an order suspending trading of the Company’s common stock on the AMEX between March 13, 2008 and March 27, 2008. The DTC suspended all services for Paramount securities effective March 17, 2008. Trading of the Paramount common stock resumed on the AMEX on March 28, 2008. The AMEX suspended trading when it learned that DTC did not resume settlement services. DTC services have not yet resumed and trading of the Company’s common stock on the AMEX will remain suspended until DTC resumes services for the Company.

As a result of the foregoing, AMEX has advised us that the Company is not in compliance with (i) Section 136 of the AMEX Company Guide which states that all listed companies are subject to the AMEX book entry settlement requirements as set forth in AMEX Rule 776, and (ii) Section 137 of the AMEX Company Guide which states that all listed companies are subject to the AMEX depository eligibility requirements set form in AMEX Rule 777.  As a result of DTC’s suspension of all services for the Company’s common stock, member organizations are unable to utilize the facilities of DTC for book-entry settlements of transactions in the Company’s securities. Paramount has been advised by DTC however, that DTC has not determined that Paramount is not an eligible security under DTC rules.

The Company has submitted a plan (the “Plan”) advising the AMEX as to the steps it has taken and has undertaken with respect to the DTC to bring the Company into compliance with the continued listing standards by May 19, 2008. If the Plan is not accepted or the Company is not in compliance with the continued listing standards at the conclusion of the Plan period, the Company may be subject to delisting procedures.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
99.1	Press release dated April 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2008

PARAMOUNT GOLD AND SILVER CORP.

By:	/s/ CHRISTOPHER CRUPI
Christopher Crupi
Chief Executive Officer

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